UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21750
Kayne Anderson Energy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2010
Date of reporting period: November 30, 2010
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the fiscal year ended November 30, 2010 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

January 27, 2011

Dear Fellow Stockholders:

The year ended November 30, 2010 was another strong year for our Fund. In large part, we saw during the year a continuation of the positive trends that began in the middle of fiscal 2009. While our performance was driven primarily by a very strong MLP market, each of the energy sub-sectors in which the Fund invests (MLPs, Canadian Royalty Trusts, Marine Transportation and Coal) benefited from improving economic conditions and generated strong returns in fiscal 2010. As discussed in greater detail later in this letter, we believe that the outlook for the energy sector remains strong, and we expect our portfolio investments to generate attractive risk-adjusted returns. Further, we believe that our team of experienced investment professionals is well positioned to identify attractive investment opportunities within the energy sector and capitalize on such opportunities.

We are very pleased with our performance during the past fiscal year. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Net Asset Value Return was 43.6% for fiscal 2010. This performance was at the “top of the class” compared to other MLP focused closed-end funds.

Another measure of the Company’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. We are also pleased to report that our Market Return was 37.9% for fiscal 2010.

As of November 30, 2010, investments in equity securities were 81% of the Fund’s long-term investments, and fixed income investments comprised the remaining 19%. The Fund’s long-term investments were categorized as follows: MLPs and MLP Affiliates (45%), Canadian Royalty Trusts (15%), Marine Transportation (16%), Coal (2%), Midstream & Other (3%) and Energy Debt (19%).

Market Overview

The strong performance of the MLP market during the year was the result of a reversion of MLP yields to levels that were more in-line with historical averages. There were several factors that contributed to this tightening, including the strong operating performance of MLPs throughout the financial crisis, the improved prospects for distribution growth across the entire MLP sector, and the strong demand for yield securities by individual investors. At the beginning of the fiscal year, the average MLP yield was 7.9%, which represented a 467 basis point premium (100 basis points equals one percent) to the yield on 10-year U.S. Treasury Bonds. This difference is often referred to as a “spread to Treasuries.” By the end of the fiscal year, the spread to Treasuries was 352 basis points, which is still well above the 219 basis point average for the five-year period prior to the financial crisis. Since the end of our fiscal year, MLP yields have continued to decline, and overall interest rates have risen, such that the spread to Treasuries is now much closer to historical levels.

The MLP sector has now fully recovered from the economic crisis of late 2008 and early 2009. The MLP sector had a total return of 43.2% in fiscal 2010, and when combined with the gains the MLP market enjoyed during fiscal 2009, the sector has generated a total return in excess of 140% since the market low in March 2009.

Capital markets activity for MLPs reached a record high in calendar 2010, as MLPs raised $12 billion in follow-on equity offerings and $20 billion in debt. Much of the equity was used to finance acquisitions and growth projects, and MLPs took advantage of attractive interest rates to refinance their debt. The previous record for MLP follow-on equity offerings was $7 billion in 2009. We believe that a strong market for raising new capital will help facilitate distribution growth in the future. Also encouraging was the return of the IPO market. After a two-year absence, the IPO market made a strong comeback with five new MLPs raising $1.3 billion during fiscal 2010. Currently, four of these deals are trading well above their IPO prices.

With ample access to capital, MLPs were able to return to a path of more predictable distribution growth. During the last two quarters of the fiscal year, over half of the MLPs increased their distributions, and the remainder

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

provided greater visibility for increasing distributions in 2011. Distribution growth for the universe of midstream MLPs was 4.8% during fiscal 2010 and we believe we will see distribution growth of 5% to 6% for these names in fiscal 2011.

Now that we have fully recovered from the 2008-2009 financial crisis, it is helpful to look back at the growth and relative performance of the MLP sector over the decade. During this 10-year period, the MLP market (as measured by the Alerian MLP index) has delivered an annualized total return of 19.3%. We believe that investors are beginning to view MLPs as a distinct asset class and recognizing the strong returns and the “yield plus growth” attributes of the sector. Since November 30, 2000, the MLP sector has grown from a niche market consisting of 20 partnerships with a combined equity market capitalization of approximately $14 billion to a much larger universe consisting of 66 partnerships with a combined equity market capitalization of approximately $220 billion at November 30, 2010.

The Canadian Royalty trust sector also had very strong performance during fiscal 2010, with a total return of 28.7%. This performance is even more impressive when considering the difficult natural gas market during the year, as well as the shift in focus that many trusts underwent last year. As a result of the change in trust taxation, which was first announced in 2006, the vast majority of trusts converted to corporations beginning on January 1, 2011. As we mentioned in last year’s annual letter, the trust business model is evolving as a result of these conversions to a model characterized by lower amounts of operating cash flow being used to pay dividends to stockholders and increasing amounts being used to fund exploration and development of reserves. At the same time, the unconventional resource story has moved north to Canada, and many of the trusts have substantial opportunities in the prominent Canadian unconventional resource plays. Equity investors are now viewing the trusts as a “yield plus growth” story. Going forward, we believe stock selection in the sector will be critical, as we believe this change in strategy will create a divergence in performance among the trusts.

The Marine Transportation sector had a total return of 6.8% during the fiscal 2010, which was lower than the other sub-sectors in the Fund. The sector’s operating performance is closely tied to the health of the overall economy. While increased global economic activity resulted in higher consumption of petroleum products and basic materials (like coal and iron ore) in fiscal 2010, freight rates softened during the year, largely as a result of an increase in the supply of vessels due to new vessel deliveries.

The Coal sector performed well during fiscal 2010, with the Kayne Anderson Coal Index rising 23.1%. Strong demand in China, Japan and India, as well as higher utilization rates at domestic steel plants, caused prices for metallurgical coal (“met coal”) to surge during the year. The widely followed international benchmark price increased from $129 per metric ton in 2009 to $209 per metric ton for the fourth quarter of 2010. The spot market for met coal has been even more volatile over the last 12 months. Spot prices were more than $250 per metric ton after the tragic explosion at Massey’s Upper Big Branch mine in April 2010 and recently spiked above $300 per metric ton in response to the devastating flooding in the major producing region of Queensland, Australia.

In the steam coal market, domestic utilities began calendar 2010 with record-high levels of coal inventories that gradually declined as a result of stronger demand (a very hot summer!) and increased industrial power consumption. Another factor impacting the steam coal market is the decline in production due to much more intense regulatory oversight in the aftermath of the Upper Big Branch incident. The resulting lower productivity and the difficulties obtaining new mining permits have, in our view, decreased the expected future availability of Central App steam coal. As a result, spot steam coal traded in the $60 to $70 per ton range for most of the year, while term contracts for 2011 are reportedly being settled at prices in the $80 per ton range.

The Energy Debt in our portfolio performed very well during fiscal 2010, primarily driven by a continued tightening of credit spreads that began in fiscal 2009. The Merrill Lynch High Yield index had a total return of 16.7% during the year, as investors increased their allocations to non-investment grade bonds. This was largely a result of greater confidence in the economic recovery and a strong demand for the higher yields paid on these bonds compared to the low yields for Treasury bonds and investment grade bonds. The spread between the yield of non-investment grade bonds and Treasury bonds decreased 143 basis points during the year. The Fund also benefited

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

from a strong new issuance market, as energy companies capitalized on the strong market conditions and issued over $50 billion in new high-yield bonds during the year.

Energy Market Overview

Without a doubt, the biggest story in the domestic energy business is the development of “unconventional reserves,” which is an industry term that refers to oil and natural gas reserves produced using advanced drilling and completion techniques. Technological advances — such as horizontal drilling and multi-stage hydraulic fracturing — have enabled the development of these reserves which were previously believed to be uneconomic to produce. Unconventional reserves can include oil shales, gas shales and the Canadian oil sands. The rapid development of unconventional reserves has resulted in a substantial increase in both estimated oil and natural gas reserves and production over the past few years. As an example, domestic natural gas reserves, as reported by government agencies, have increased by 44% from 2003 to 2009. Examples of unconventional reserves include the Barnett Shale, Haynesville Shale, Woodford Shale, Fayetteville Shale, Eagle Ford Shale, Marcellus Shale and Bakken Shale.

Significant amounts of capital are being spent by energy companies to develop these reserves. In fact, major oil companies, foreign oil companies and national oil companies have spent more than $60 billion in calendar 2010 to acquire these types of reserves. This trend is very important for both upstream companies, which will be able to grow reserves at low relative costs, as well as the MLP sector, as development of these new reserves will require substantial amounts of new midstream infrastructure. An energy industry group estimates that up to $210 billion will need to be spent over the next 20 years to build the necessary midstream assets to develop these reserves. We believe this will provide attractive investment opportunities for MLPs and help drive future distribution growth.

With the improving global economy, demand for energy grew modestly in 2010 after experiencing significant declines in 2009. Strong demand for crude oil from China and other developing countries, combined with a weakening dollar, led to substantially higher crude oil prices during fiscal 2010 compared to the prior year. Further, with crude oil trading in the $70 to $85/barrel range for most of the year, this can be described as relatively stable considering the historical volatility of commodity prices. We expect that crude oil prices will continue in this range as both supply and demand are both forecasted to increase modestly.

Largely as a result of the development of the unconventional natural gas shales, growth in the supply of natural gas has exceeded the recovery in demand for natural gas. Further, there is a growing perception that the natural gas market will be oversupplied for years to come. As a result, we saw natural gas prices decline substantially during the year, from the $5.75 to $6.00/mcf range in late December 2009 to as low as $3.25/mcf in late October 2010. While natural gas prices have recovered since October, most analysts are projecting that natural gas prices will remain closer to $5.00/mcf for the remainder of 2011. We will continue to focus our portfolio on upstream companies that have solid acreage positions in the unconventional plays and avoid companies that have a large weighting in conventional natural gas properties.

On a somber note, the energy industry had more than its share of negative headlines during the year. The tragic events surrounding the Macondo oil spill, as well as several pipeline leaks and explosions, served as powerful reminders of the risks inherent in the energy business. The industry takes great pride in its safety track record, and we believe it is committed to learning the right lessons from these events. We anticipate increased regulatory scrutiny in the years to come, but we do not anticipate that this will materially impact operations or cash flows.

2011 Outlook

In our 2010 Annual Letter, we stated our belief that fiscal 2010 would be a return to “normal,” especially in the MLP market. This was, in fact, an accurate prediction of what happened during the year. We are very pleased with the progress that the MLP sector made since the 2008 financial crisis and are pleased with the MLP sector’s natural progression over the last two years to a more stable operating environment. As we formulate our outlook for 2011, we believe MLP valuations remain attractive. While we do not anticipate a continuation of the strong returns

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

generated during fiscal 2009 and 2010, we do expect low double-digit returns for the sector during fiscal 2011. We expect distribution growth to continue with average distribution growth for the sector in the 5% to 6% range.

Fiscal 2011 will be an important year for the Canadian Royalty Trust sector, as they transition from traditional royalty trusts to companies that will focus on exploiting unconventional reserves. We expect investors to carefully review operating results and a trust’s ability to increase reserves in a cost-effective manner. Further, the trusts must strike a balance between dividends and growth. We believe certain trusts are better positioned to generate returns for investors due to the quality of their assets and technical skills of their management teams. As a result, we expect stock selection will continue to be an important driver in generating double-digit returns with a focus on companies that can generate yield and achieve sustainable, long-term growth.

For the Marine Transportation sector, we continue to believe that the sector has attractive fundamentals over the intermediate and long-term because of the critical role it plays in global economic growth and development. In the near-term, we expect that the industry will have to work through a sizeable increase in supply as a result of new vessel deliveries. However, we are optimistic that demand growth will accelerate in the last half of 2011 and in 2012. Given our expectation of near-term weakness in freight rates, we will continue to focus on companies with intermediate and long-term contracts that support attractive yields.

Prospects for the coal sector improved substantially in 2010, and we expect this momentum to carry into 2011, particularly for met coal producers. Met coal demand has rebounded sharply with the recovery in global steel production, and supplies were further reduced earlier this month by record flooding in Queensland, Australia. Domestic producers will benefit from robust met coal pricing and demand for additional exports to fill the supply shortfalls. In the steam coal market, a substantial portion of excess utility coal inventories has been reduced, and the supply/demand balance should support higher steam coal pricing and higher margins in 2011, despite higher production costs caused by additional regulatory scrutiny.

We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in a diversified portfolio of MLPs, Canadian Royalty Trusts, Marine Transportation, Coal and other energy companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category*

* As a percentage of total investments.

Top Ten Holdings by Issuer

			Percent of Total
			Investments as of
			November 30,
Holding		Sector	2010	2009

1.	Kinder Morgan Management, LLC	MLP Affiliate	10.1%	10.5%

2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	9.0	8.8

3.	Plains All American Pipeline, L.P.	MLP	5.2	6.3

4.	Teekay Offshore Partners L.P.	Marine Transportation	3.6	2.8

5.	Enerplus Resources Fund	Canadian Royalty Trust	3.4	2.1

6.	Navios Maritime Partners L.P.	Marine Transportation	2.9	2.7

7.	Enterprise Products Partners L.P.	MLP	2.3	3.4

8.	Westshore Terminals Income Fund	Canadian Royalty Trust	2.3	—

9.	Teekay Tankers Ltd.	Marine Transportation	2.3	—

10.	Williams Partners L.P.	MLP	2.1	—

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

As of November 30, 2010, we had total assets of $1.3 billion, net assets applicable to our common stock of $915 million (net asset value per share of $26.53), and 34.5 million shares of common stock outstanding. As of November 30, 2010, we held $1.0 billion in equity investments and $251 million in debt investments.

Results of Operations — For the Three Months Ended November 30, 2010

Investment Income.  Investment income totaled $9.2 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $4.9 million and we received $12.4 million of cash dividends and distributions, of which $8.1 million was treated as return of capital during the period. Return of capital was increased by $1.5 million during the quarter. This increase was related to 2009 tax reporting information that we received in 2010 from the portfolio companies in which we invest. During the quarter we received $4.2 million of paid-in-kind dividends, which is not included in investment income, but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $9.2 million, including $3.8 million of investment management fees, $3.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.3 million), and $0.5 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the fourth quarter were $1.3 million (including non-cash amortization of $0.05 million).

Net Investment Loss.  Our net investment loss totaled $0.04 million.

Net Realized Gains.  We had net realized gains from our investments of $26.9 million and $1.0 million from option activity.

Net Change in Unrealized Gains.  We had net unrealized gains of $119.0 million. The net unrealized gains consisted of $119.2 million of unrealized gains from investments and $0.2 million from option activity.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $146.9 million. This increase is composed of a net investment loss of $0.04 million; net realized gains of $27.9 million; and net unrealized gains of $119.0 million, as noted above.

Results of Operations — For the Year Ended November 30, 2010

Investment Income.  Investment income totaled $38.8 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $19.0 million and we received $48.5 million of cash dividends and distributions, of which $28.6 million was treated as return of capital during the period. Return of capital was increased by $1.5 million related to 2009 tax reporting information that we received in 2010 from the portfolio companies in which we invest. During the year we received $15.9 million of paid-in-kind dividends, which is not included in investment income, but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $33.5 million, including $13.8 million of investment management fees, $13.9 million of interest expense (including non-cash amortization of debt issuance costs of $0.9 million), and $1.9 million of other operating expenses. Management fees are calculated based on the average

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

total assets under management. Preferred stock distributions for the year were $3.8 million (including non-cash amortization of $0.1 million).

Net Investment Income.  Our net investment income totaled $5.3 million.

Net Realized Gains.  We had net realized gains from our investments of $74.8 million and $7.1 million from option activity.

Net Change in Unrealized Gains.  We had net unrealized gains of $199.8 million. The net unrealized gains consisted of $199.7 million of unrealized gains from investments and $0.1 million from option activity.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $287.0 million. This increase is composed of a net investment income of $5.3 million; net realized gains of $81.9 million; and net unrealized gains of $199.8 million, as noted above.

Distribution to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash distributions received from our investments, (b) paid-in-kind dividends received from MLPs and MLP affiliates (in particular, the two MLP i-shares), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) management fees paid to our investment advisor, (b) other expenses (mostly attributable to fees paid to other service providers), and (c) leverage costs, including interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
November 30,
2010

Distributions and Other Income from Investments
Dividends and Distributions	$12.4
Paid-In-Kind Dividends	4.2
Interest Income	5.0
Net Premiums Received from Call Options Written	4.1

Total Distributions and Other Income from Investments	25.7
Expenses
Investment Management Fee	(3.8)
Other Expenses	(0.5)

Total Management Fee and Other Expenses	(4.3)
Interest Expense	(3.4)
Preferred Stock Distributions	(1.2)

Net Distributable Income (NDI)	$16.8

Weighted Shares Outstanding	34.4
NDI per Weighted Share Outstanding	$0.49

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On December 15, 2010, we declared our quarterly distribution of $0.48 per common share for the period September 1, 2010 through November 30, 2010 for a total of $16.6 million. The distribution was paid on January 14, 2011 to stockholders of record on December 31, 2010. During the fiscal year we paid distributions of $1.92 per common share for a total of $65.4 million to our common stockholders.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind (i.e., stock dividends), whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis over the remaining term of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, “income” from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	Expenses for purposes of calculating NDI include distributions paid to preferred stockholders.

•	The non-cash amortization of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest and amortization expense for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs and preferred stock offering costs are excluded from our calculation of NDI, but are included in interest and amortization expense for GAAP purposes.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2010 of $407 million was comprised of $250 million in senior unsecured notes, $90 million in mandatory redeemable preferred stock and $67 million outstanding under our senior unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 30% of total assets at November 30, 2010. As of January 27, 2011, we had $46 million borrowed under our Credit Facility.

The Credit Facility has a $80 million commitment maturing on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

During fiscal 2010, we completed a private placement with institutional investors of $85 million of senior unsecured notes and $90 million of mandatory redeemable preferred stock. We used a portion of the net proceeds from the offerings to repay the balance on our Credit Facility, to make new portfolio investments and for general corporate purposes.

At November 30, 2010, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 417% and 325% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 400%, but at times may be above or below our target depending upon market conditions.

At November 30, 2010, we had $250 million of senior unsecured notes outstanding with the following maturity dates: $9 million matures in 2011; $28 million matures in 2012; $128 million matures in 2013, and $85 million mature in 2015. At November 30, 2010, we had $90 million of mandatory redeemable preferred stock redeemable in 2017.

As of November 30, 2010, our leverage consisted of both fixed rate (77%) and floating rate (23%) obligations. As of such date, the weighted average interest rate on our leverage was 4.80%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 141.2%
Equity Investments(1) — 113.7%
United States — 94.1%
MLP(2)(3) — 35.4%
Alliance Holdings GP, L.P.	87	$3,948
Chesapeake Midstream Partners, L.P.	57	1,613
Copano Energy, L.L.C.	355	10,614
Crestwood Midstream Partners LP	125	3,328
Crosstex Energy, L.P.	97	1,356
DCP Midstream Partners, LP	487	16,987
Eagle Rock Energy Partners, L.P.	36	289
Energy Transfer Equity, L.P.	283	11,202
Energy Transfer Partners, L.P.	246	12,487
Enterprise Products Partners L.P.	729	30,685
Exterran Partners, L.P.	444	10,706
Global Partners LP	292	7,554
Holly Energy Partners, L.P.	84	4,304
Inergy, L.P.	403	15,728
Magellan Midstream Partners, L.P.	22	1,223
MarkWest Energy Partners, L.P.	588	24,869
Martin Midstream Partners L.P.	233	8,551
Niska Gas Storage Partners LLC	50	999
ONEOK Partners, L.P.	30	2,391
PAA Natural Gas Storage, L.P.	18	435
Penn Virginia GP Holdings, L.P.	571	14,239
Penn Virginia Resource Partners, L.P.	41	1,126
Plains All American Pipeline, L.P.(4)	1,113	68,464
Regency Energy Partners LP	611	15,691
Targa Resources Partners LP	269	8,157
Teekay LNG Partners L.P.	280	10,164
TransMontaigne Partners L.P.	66	2,336
Western Gas Partners, LP	223	6,654
Williams Partners L.P.	596	28,052

		324,152

MLP Affiliates — 27.5%
Enbridge Energy Management, L.L.C.(5)	1,940	118,159
Kinder Morgan Management, LLC(5)	2,090	133,723

		251,882

Marine Transportation — 22.6%
Baltic Trading Limited	211	2,474
Capital Product Partners L.P.	2,357	19,826
Costamare Inc.(6)	469	5,309
Crude Carriers Corp.	273	4,376
Frontline Ltd.(7)	175	4,539
Genco Shipping & Trading Limited(8)	531	7,798
Knightsbridge Tankers Limited	1,048	23,822
Navios Maritime Partners L.P.	2,096	38,896
Overseas Shipholding Group, Inc.(7)	224	7,838
Safe Bulkers, Inc.	1,955	15,346
Teekay Offshore Partners L.P.	1,626	46,874
Teekay Tankers Ltd.	2,537	30,068

		207,166

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value

Midstream & Other — 4.4%
CenterPoint Energy, Inc.	509	$7,964
NiSource Inc.	324	5,412
ONEOK, Inc.	111	5,654
Questar Corporation	117	1,950
Sempra Energy	125	6,261
The Southern Company	170	6,413
Spectra Energy Corp.	165	3,922
The Williams Companies, Inc.	125	2,851

		40,427

Coal — 2.2%
Alpha Natural Resources, Inc.(7)(8)	119	5,911
Arch Coal, Inc.(7)	50	1,460
CONSOL Energy Inc.(7)	90	3,785
Massey Energy Company(7)	87	4,248
Peabody Energy Corporation(7)	75	4,417

		19,821

Royalty Trust — 2.0%
ECA Marcellus Trust I(9)	164	4,308
Permian Basin Royalty Trust	630	13,891

		18,199

Total United States (Cost — $576,751)		861,647

Canada — 19.6%
Royalty Trust — 19.6%
Bonavista Energy Trust	804	22,212
Bonterra Energy Corp.	31	1,271
Crescent Point Energy Corp.	660	26,651
Enerplus Resources Fund	1,555	44,757
NAL Oil & Gas Trust	1,822	21,336
Northland Power Income Fund	205	3,153
Penn West Energy Trust	284	6,143
Peyto Energy Trust	120	1,989
Provident Energy Trust	170	1,259
Vermilion Energy Inc.	215	8,781
Westshore Terminals Income Fund	1,353	30,147
Zargon Energy Trust	597	11,624

Total Canada (Cost — $154,927)		179,323

Total Equity Investments (Cost — $731,678)		1,040,970

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Debt Investments — 27.5%
United States — 26.7%
Upstream — 11.7%
Antero Resources LLC	9.375%	12/1/17	$18,500	$19,055
Atlas Energy Resources, LLC	12.125	8/1/17	5,100	6,681
Atlas Energy Resources, LLC	10.750	2/1/18	13,811	16,832
Bill Barrett Corporation	9.875	7/15/16	4,350	4,741
Brigham Exploration Company	8.750	10/1/18	2,750	2,929
Carrizo Oil & Gas, Inc.	8.625	10/15/18	17,200	17,114
Chaparral Energy, Inc.	8.500	12/1/15	8,500	8,394
Hilcorp Energy Company	7.625	4/15/21	5,000	5,125
Linn Energy, LLC(9)	7.750	2/1/21	2,000	2,030
Penn Virginia Corporation	10.375	6/15/16	6,340	6,974
Petroleum Development Corporation	12.000	2/15/18	2,830	3,170
Rosetta Resources Inc.	9.500	4/15/18	13,500	14,445

				107,490

Coal — 5.2%
Foresight Energy LLC	9.625	8/15/17	20,000	21,200
International Coal Group, Inc.	9.125	4/1/18	4,820	5,206
Patriot Coal Corporation	8.250	4/30/18	21,136	21,136

				47,542

Marine Transportation — 5.2%
Genco Shipping & Trading Limited(10)	5.000	8/15/15	4,000	4,090
Navios Maritime Acquisition Corporation	8.625	11/1/17	6,000	6,030
Navios Maritime Holdings Inc.	9.500	12/15/14	24,750	25,616
Overseas Shipholding Group, Inc.	7.500	2/15/24	13,242	11,521

				47,257

Midstream — 2.4%
Crestwood Holdings Partners, LLC	(11)	10/1/16	17,500	17,763
El Paso Corporation	7.750	1/15/32	4,035	4,204

				21,967

Other — 2.2%
Basic Energy Services, Inc.	7.125	4/15/16	5,455	5,182
Holly Corporation	9.875	6/15/17	4,115	4,475
NRG Energy, Inc.	8.250	9/1/20	10,000	10,025

				19,682

Total United States (Cost — $234,345)				243,938

Canada — 0.8%
Upstream — 0.8%
Paramount Resources Ltd. (Cost — $7,306)	8.250	12/13/17	(12)	7,306

Total Debt Investments (Cost — $241,651)				251,244

Total Long-Term Investments (Cost — $973,329)				1,292,214

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

	Interest	Maturity	No. of
Description	Rate	Date	Contracts	Value

Short-Term Investment — 3.1%
Repurchase Agreements — 3.1%
J.P. Morgan Securities Inc. (Agreement dated 11/30/10 to be repurchased at $28,041), collateralized by $28,602 in U.S. Treasury securities (Cost — $28,041)	0.130%	12/1/10		$28,041

Total Investments — 144.3% (Cost — $1,001,370)				1,320,255

Liabilities
Call Option Contracts Written(8)
Coal
Alpha Natural Resources, Inc., call option expiring 12/18/10 @ $43.00			250	(169)
Alpha Natural Resources, Inc., call option expiring 12/18/10 @ $50.00			250	(47)
Alpha Natural Resources, Inc., call option expiring 12/18/10 @ $55.00			500	(24)
Arch Coal, Inc., call option expiring 12/18/10 @ $29.00			300	(39)
CONSOL Energy Inc., call option expiring 12/18/10 @ $43.00			300	(32)
Massey Energy Company, call option expiring 12/18/10 @ $55.00			11	(1)
Peabody Energy Corporation, call option expiring 12/18/10 @ $60.00			500	(69)

				(381)

Marine Transportation
Frontline Ltd., call option expiring 12/18/10 @ $29.00			250	(2)
Overseas Shipholding Group Inc., call option expiring 12/18/10 @ $35.00			650	(78)
Overseas Shipholding Group Inc., call option expiring 12/18/10 @ $36.00			250	(20)
Overseas Shipholding Group Inc., call option expiring 12/18/10 @ $37.00			1,000	(43)

				(143)

Total Call Option Contracts Written (Premium Received — $579)				(524)

Revolving Credit Facility				(67,000)
Senior Unsecured Notes				(250,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(90,000)
Other Liabilities				(23,592)

Total Liabilities				(431,116)
Other Assets				25,925

Total Liabilities in Excess of Other Assets				(405,191)

Net Assets Applicable To Common Stockholders				$915,064

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at November 30, 2010. It is the Fund’s intention to be treated as a RIC for tax purposes.

(3)	Includes Limited Liability Companies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except number of option contracts)

(4)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(5)	Distributions are paid-in-kind.

(6)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(7)	Security or a portion thereof is segregated as collateral on option contracts written.

(8)	Security is non-income producing.

(9)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(10)	Security is convertible into common shares of the issuer.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of November 30, 2010).

(12)	Security’s principal amount is 7,500 Canadian dollars.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2010
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $946,064)	$1,223,750
Affiliated (Cost — $27,265)	68,464
Repurchase agreement (Cost — $28,041)	28,041

Total investments (Cost — $1,001,370)	1,320,255
Cash and cash denominated in foreign currency (Cost — $1,352)	1,343
Deposits with brokers	44
Receivable for securities sold (Cost — $13,478)	13,478
Interest, dividends and distributions receivable (Cost — $7,391)	7,388
Deferred debt issuance and preferred stock offering costs and other assets, net	3,672

Total Assets	1,346,180

LIABILITIES
Revolving credit facility	67,000
Payable for securities purchased (Cost — $15,149)	15,149
Investment management fee payable	2,608
Call option contracts written (Premiums received — $579)	524
Accrued directors’ fees and expenses	41
Accrued expenses and other liabilities	5,794
Senior unsecured notes	250,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (3,600,000 shares issued and outstanding)	90,000

Total Liabilities	431,116

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$915,064

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (34,492,182 shares issued and outstanding and 196,400,000 shares authorized)	$34
Paid-in capital in excess of taxable income	651,208
Accumulated net investment income less distributions not treated as tax return of capital	(20,592)
Accumulated net realized losses less distributions not treated as tax return of capital	(34,514)
Net unrealized gains	318,928

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$915,064

NET ASSET VALUE PER COMMON SHARE	$26.53

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$44,304
Affiliated investments	4,180

Total dividends and distributions (after foreign taxes withheld of $1,692)	48,484
Return of capital	(28,638)

Net dividends and distributions	19,846
Interest	18,988

Total Investment Income	38,834

Expenses
Investment management fees	13,843
Administration fees	576
Professional fees	392
Custodian fees	186
Reports to stockholders	172
Directors’ fees and expenses	163
Insurance	116
Other expenses	337

Total Expenses — Before Interest Expense and Preferred Distributions	15,785
Interest expense and amortization of debt issuance costs	13,908
Distributions on mandatory redeemable preferred stock and amortization of offering costs	3,825

Total Expenses	33,518

Net Investment Income	5,316

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — Non-affiliated	74,782
Investments — Affiliated	—
Foreign currency transactions	82
Options	7,098

Net Realized Gains	81,962

Net Change in Unrealized Gains (Losses)
Investments — Non-affiliated	184,694
Investments — Affiliated	15,031
Foreign currency translations	(63)
Options	101

Net Change in Unrealized Gains	199,763

Net Realized and Unrealized Gains	281,725

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$287,041

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2010	2009

OPERATIONS
Net investment income(1)	$5,316	$10,275
Net realized gains (losses)	81,962	(75,138)
Net change in unrealized gains	199,763	350,879

Net Increase in Net Assets Resulting from Operations	287,041	286,016

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	(65,449)	(20,526)
Distributions — return of capital	—	(44,370)

Dividends and Distributions	(65,449)	(64,896)

CAPITAL STOCK TRANSACTIONS
Issuance of 675,173 and 1,215,595 newly issued shares of common stock from reinvestment of distributions	15,794	18,612

Total Increase in Net Assets	237,386	239,732

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	677,678	437,946

End of year	$915,064	$677,678

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies. Distributions in the amount of $3,672 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for such holders. This characterization is based on the Fund’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2010 and 2009 as either dividends (ordinary income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2010
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$287,041
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities:
Return of capital distributions	28,638
Net realized gains from investments and options	(81,880)
Unrealized gains (excluding impact on cash of $5 of foreign currency translations)	(199,768)
Accretion of bond discount	(910)
Purchase of investments	(829,532)
Proceeds from sale of investments	680,022
Purchase of short-term investments, net	(20,164)
Increase in deposits with brokers	(44)
Increase in receivable for securities sold	(12,587)
Increase in interest, dividends and distributions receivable	(1,326)
Amortization of deferred debt issuance costs	731
Amortization of mandatory redeemable preferred stock offering costs	153
Increase in other assets, net	(50)
Increase in payable for securities purchased	5,752
Increase in investment management fee payable	1,718
Decrease in option contracts written, net	(1,006)
Decrease in accrued directors’ fees and expenses	(11)
Increase in accrued expenses and other liabilities	1,995

Net Cash Used in Operating Activities	(141,228)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	20,000
Proceeds from offering of mandatory redeemable preferred stock	90,000
Proceeds from issuance of senior unsecured notes	85,000
Offering costs associated with mandatory redeemable preferred stock	(1,445)
Offering costs associated with revolving credit facility	(922)
Offering costs associated with issuance of senior unsecured notes	(882)
Cash distributions paid to common stockholders	(49,654)

Net Cash Provided by Financing Activities	142,097

NET INCREASE IN CASH	869
CASH — BEGINNING OF YEAR	474

CASH — END OF YEAR	$1,343

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $15,794 pursuant to the Fund’s dividend reinvestment plan. During the fiscal year ended November 30, 2010, there were no state income taxes paid and interest paid was $12,614.

During the fiscal year ended November 30, 2010, the Fund received $15,902 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

							For the Period
	For the Fiscal Year Ended						June 28, 2005(1)
	November 30,						through
	2010	2009	2008		2007	2006	November 30, 2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$20.04	$13.43	$29.01		$25.44	$24.13	$23.84	(3)
Net investment income(4)	0.16	0.31	0.88		1.09	1.17	0.23
Net realized and unrealized gains (losses)	8.24	8.26	(14.09)		4.82	2.34	0.33

Total income (loss) from operations	8.40	8.57	(13.21)		5.91	3.51	0.56

Auction rate preferred dividends(4)	—	—	(0.34)		(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains	—	—	—		(0.14)	—	—
Auction rate preferred distributions — long-term capital gains	—	—	—		(0.13)	—	—

Total dividends and distributions — auction rate preferred	—	—	(0.34)		(0.50)	(0.44)	—

Common dividends	(1.92)	(0.62)	(0.38)		(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains	—	—	—		(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains	—	—	—		(0.48)	—	—
Common distributions — return of capital	—	(1.34)	(1.68)		—	(0.03)	—

Total dividends and distributions — common	(1.92)	(1.96)	(2.06)		(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—	—	—		—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—	—	—		—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	0.03		—	—	—
Effect of shares issued in reinvestment of dividends	0.01	—	—		—	—	—

Total capital stock transactions	0.01	—	0.03		—	(0.06)	—

Net asset value, end of period	$26.53	$20.04	$13.43		$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$28.34	$22.28	$10.53		$25.79	$25.00	$21.10

Total investment return based on common stock market value(5)	37.9%	139.9%	(55.2)%		10.2%	27.2%	(14.6)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock	2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income to average net assets	0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior Unsecured Notes outstanding, end of period	250,000	165,000	225,000		—	—	—
Revolving credit facility outstanding, end of period	67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	90,000	—	—		—	—	—
Average shares of common stock outstanding	34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(8)	417.1%	419.7%	294.6	%(9)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(10)	324.8%	419.7%	294.6	%(9)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding for each of the periods ended.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies. Distributions paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2010 were characterized as dividend income for such holders. This characterization is based on the Fund’s earnings and profits.

(5)	Not annualized for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	Not annualized.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(9)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of Senior Unsecured Notes, which closed on December 5, 2008. Upon the closing of the repurchase of the Senior Unsecured Notes, the Fund was in compliance with the 1940 Act and with its covenants under the Senior Unsecured Notes agreements.

(10)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of senior notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2010
(amounts in 000’s, except option contracts, share and per share amounts)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded, energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a quarterly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

At November 30, 2010, the Fund did not hold any securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors.

E. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2010, the Fund had no open short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Fund may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At November 30, 2010, the Fund had no interest rate swap contracts outstanding.

Option contracts.  The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded.

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains and Net Change in Unrealized Gains.

Fiscal Year
Ended
November 30,
2010

Return of capital portion of distributions received	59%
Return of capital — attributable to Net Realized Gains	$8,139
Return of capital — attributable to Net Change in Unrealized Gains	20,499

Total return of capital	$28,638

For the fiscal year ended November 30, 2010, the Fund estimated the return of capital portion of distributions received to be $27,089 or 56%. This amount was increased by $1,549 attributable to 2009 tax reporting information received by the Fund in fiscal 2010. The tax reporting information was used to adjust the Fund’s prior year return of capital estimate. As a result, the return of capital percentage for the year ended November 30, 2010 was 59%.

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During fiscal year November 30, 2010, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Fund’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2010, the Fund received the following stock dividends from Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC.

Fiscal Year
Ended
November 30,
2010

Enbridge Energy Management, L.L.C.	$7,246
Kinder Morgan Management, LLC	8,656

Total stock dividends	$15,902

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2010, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Fund’s repurchase agreements, which are collateralized by U.S. Treasury bonds, are generally high quality and liquid; however, the Fund reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at November 30, 2010.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$1,040,970	$1,040,970	$—	$—
Debt investments	251,244	—	251,244	—
Repurchase agreement	28,041	—	28,041	—

Total assets at fair value	$1,320,255	$1,040,970	$279,285	$—

Liabilities at Fair Value
Call option contracts written	$524	$—	$524	$—

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2010.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance — November 30, 2009	$2,237
Transfers in/out of Level 3	(2,237)
Realized gain (losses)	—
Unrealized gains, net	—
Purchases, issuances or settlements	—

Balance — November 30, 2010	$—

At November 30, 2010, the Fund did not have any assets or liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3). The Fund did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2009.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.

The disclosures for reporting periods beginning after December 15, 2009 relate to disclosing both the amounts of significant transfers between Level 1 and Level 2 and the reasons for the transfers. For the period ended November 30, 2010, there were no transfers between Level 1 and Level 2. The disclosures for reporting periods beginning after December 15, 2010 relate to presenting separately the Level 3 purchases, sales, issuances and

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact ASU No. 2010-6 for the required disclosures effective for fiscal years beginning after December 15, 2010.

4.	Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of November 30, 2010, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs. During the fiscal year ended November 30, 2010, the Fund reclassified $47,436 from accumulated net investment income to paid-in capital primarily due to distributions in excess of taxable net investment income. The Fund also reclassified $8,480 of accumulated capital gains to accumulated net investment income due to permanent differences between GAAP and tax treatment of certain net realized losses.

The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. There were no distributable earnings on a tax basis for the Fund as of November 30, 2010. The following table sets forth the components of accumulated income on a tax basis for the Fund.

As of
November 30,
2010

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Capital loss carryforward	(30,528)
Unrealized appreciation of investments	294,350

Total accumulated income	$263,822

At November 30, 2010, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $30,528 which expires in 2017.

For the fiscal year ended November 30, 2010, the tax character of the total $65,449 distributions paid to common stockholders and the tax character of the total $3,672 distributions paid to mandatory redeemable preferred stockholders was all ordinary income.

For the fiscal year ended November 30, 2009, the tax character of the total $64,896 distributions paid to common stockholders was $20,526 (ordinary income) and $44,370 (return of capital).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

At November 30, 2010, the cost basis of investments for federal income tax purposes was $1,025,948, and the net cash received on option contracts written was $579. At November 30, 2010, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$326,359
Gross unrealized depreciation of investments (including options)	(31,996)

Net unrealized appreciation of investments before foreign currency related translations	294,363
Unrealized depreciation of investments on foreign currency related translations	(13)

Net unrealized appreciation of investments	$294,350

5.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund. On June 15, 2010, the Fund renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors.

For the fiscal year ended November 30, 2010, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of debt and preferred stock, minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA indirectly own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Fund, own units in Plains All American Pipeline, L.P. The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. under the 1940 Act. The Fund does not believe that it is an affiliate of PAA Natural Gas Storage, L.P. based on the current facts and circumstances.

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

At November 30, 2010, the Fund held the following restricted investments:

							Percent	Percent
		Acquisition	Type of	Principal	Cost	Fair	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Assets	Assets

Level 2 Investments(1)
Brigham Exploration Company	Senior Notes	9/16/10	(2)	$2,750	$2,750	$2,929	0.3%	0.2%
Carrizo Oil & Gas, Inc.	Senior Notes	(3)	(2)	17,200	17,242	17,114	1.9	1.3
Crestwood Holdings Partners, LLC	Secured Term Loan	(3)	(4)	17,500	17,189	17,763	1.9	1.3
Foresight Energy LLC	Senior Notes	(3)	(4)	20,000	20,319	21,200	2.3	1.6
Hilcorp Energy Company	Senior Notes	10/7/10	(4)	5,000	5,000	5,125	0.6	0.4
Linn Energy, LLC	Senior Notes	9/8/10	(2)	2,000	1,965	2,030	0.2	0.2
Navios Maritime Acquisition Corporation	Senior Notes	10/6/10	(2)	6,000	6,000	6,030	0.7	0.5
NRG Energy, Inc.	Senior Notes	8/19/10	(2)	10,000	10,146	10,025	1.1	0.7
Paramount Resources Ltd.	Senior Notes	11/30/10	(2)	(5)	7,306	7,306	0.8	0.5

Total					$87,917	$89,522	9.8%	6.7%

(1)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(2)	Unregistered security of a public company.

(3)	These securities were acquired at various dates throughout the fiscal year ended November 30, 2010.

(4)	Unregistered security of a private company.

(5)	Security’s principal amount is 7,500 Canadian dollars

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

Transactions in option contracts for the fiscal year ended November 30, 2010 were as follows:

	Number of
	Contracts	Premium

Put Options Purchased
Options outstanding at beginning of year	765	$49
Options purchased	1,000	58
Options expired	(1,765)	(107)

Options outstanding at end of year	—	$—

Call Options Written
Options outstanding at beginning of year	9,156	$1,634
Options written	113,132	15,131
Options subsequently repurchased(1)	(63,660)	(8,718)
Options exercised	(45,077)	(6,328)
Options expired	(9,290)	(1,140)

Options outstanding at end of year	4,261	$579

(1)	The price at which the Fund subsequently repurchased the options was $2,654, which resulted in net realized gains of $6,063.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	November 30, 2010

Call options	Call option contracts written	$524

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Fiscal Year
		Ended November 30, 2010
			Net Change in
		Net Realized	Unrealized
	Location of Gains on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Put options	Options	$(107)	$41
Call options	Options	7,205	60

		$7,098	$101

9.	Investment Transactions

For the fiscal year ended November 30, 2010, the Fund purchased and sold securities in the amounts of $829,532 and $680,022 (excluding short-term investments and options), respectively.

10.	Revolving Credit Facility

On June 11, 2010, the Fund entered into a new $80,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility has a three-year commitment maturing on June 11, 2013.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2010, the average amount outstanding under the Credit Facility was $35,527 with a weighted average interest rate of 2.48%. As of November 30, 2010, the Fund had $67,000 outstanding on the Credit Facility at an interest rate of 2.01%.

11.	Senior Unsecured Notes

At November 30, 2010, the Fund had $250,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Unsecured Notes”) outstanding.

As of November 30, 2010, the existing Senior Unsecured Notes and key terms of each series are as follows.

	Principal	Principal	Principal	Estimated Fair
	Outstanding,	Issued,	Outstanding,	Value,
	November 30,	March 5,	November 30,	November 30,	Fixed/Floating
Series	2009	2010	2010	2010	Interest Rate	Maturity

A	$9,000	—	$9,000	$9,300	5.65%	8/13/2011
B	28,000	—	28,000	30,000	5.90%	8/13/2012
C	128,000	—	128,000	141,100	6.06%	8/13/2013
D	—	58,000	58,000	61,100	4.15%	3/5/2015
E	—	27,000	27,000	27,000	3-month LIBOR + 155 bps	3/5/2015

	$165,000	$85,000	$250,000	$268,500

Holders of the fixed rate Senior Unsecured Notes (Series A, Series B, Series C and Series D) are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Unsecured Notes (Series E) are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate equal to 3-month LIBOR plus 1.55%.

During the fiscal year, the average principal balance outstanding was $228,110 with a weighted average interest rate of 5.30%.

The Senior Unsecured Notes were issued in a private placement offering to institutional investors and are not listed on any exchange or automated quotation system. The Senior Unsecured Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Fund. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Unsecured Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except option contracts, share and per share amounts)

At November 30, 2010, the Fund was in compliance with all covenants under the agreements of the Senior Unsecured Notes.

12.	Preferred Stock

On March 5, 2010, the Fund completed a private placement with institutional investors and issued 3,600,000 shares of Series A mandatory redeemable preferred stock with a total liquidation value of $90,000. The mandatory redeemable preferred stock has a seven-year term with a mandatory redemption date of March 4, 2017 and has a liquidation value of $25.00 per share. The estimated fair value of the mandatory redeemable preferred stock as of November 30, 2010 was $95,400.

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash distribution payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30) at a fixed rate of 5.48% per annum. If the rating provided by FitchRatings falls below A (or the equivalent rating of another nationally recognized agency), the annual distribution rate on the mandatory redeemable preferred stock will increase between 0.5% and 4.0%, depending on the rating. The annual distribution rate will increase by 4.0% if no ratings are maintained and the dividend rate will increase by 5.0% if the Fund fails to make quarterly distribution or certain other payments.

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At November 30, 2010, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

The Fund has 196,400,000 shares of common stock authorized. Of the 34,492,182 shares of common stock outstanding at November 30, 2010, KACALP owned 4,000 shares. Transactions in common shares for the year ended November 30, 2010 were as follows:

Shares outstanding at November 30, 2009	33,817,009
Shares issued through reinvestment of distributions	675,173

Shares outstanding at November 30, 2010	34,492,182

14.	Subsequent Event

On December 15, 2010, the Fund declared its quarterly distribution of $0.48 per common share for the period September 1, 2010 through November 30, 2010, for a total of $16,556. The distribution was paid on January 14, 2011 to stockholders of record on December 31, 2010. Of this total, pursuant to the Fund’s dividend reinvestment plan, $3,537 was reinvested into the Fund through the issuance of 124,400 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson Energy Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) at November 30, 2010, and the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 31, 2011

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC. (“KYE”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYE chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KYE share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KYE

What we do

How does KYE protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KYE has adopted internal policies to protect your non-public personal information.

How does KYE collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KYE does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KYE does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KYE does not jointly market.

Other important information

None.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
TAX INFORMATION
(amounts in 000’s)
(UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its stockholders within 60 days of the Fund’s year end (November 30, 2010) as to the U.S. federal tax status of dividends received by the Fund’s preferred and common stockholders in respect of such year. The $65,449 dividend paid to common stockholders and the $3,672 dividend paid to mandatory redeemable preferred stockholders in respect of such year, is represented all by ordinary income. The Fund has met the requirements to treat 15% of its ordinary income as qualified dividends. Please note that to utilize the lower tax rate for qualifying dividend income, stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Notification for calendar year 2010 will be mailed in February 2011. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: June 15, 2005
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Fund’s Board of Directors has approved the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Fund under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund, including the increase in employees dedicated by the Adviser to the Fund. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, the provision of administrative services by the Adviser, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser in the wake of past market turbulence and the Adviser’s efforts to maximize returns. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Fund’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Fund. This data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund as well as specialized and more general market indexes. The comparative information showed that the performance of the Fund compares favorably to other similar funds. The Independent Directors also considered the fact that the Fund has historically outperformed its benchmark for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Fund’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy companies. The Independent Directors noted that in addition to the information

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

received for this meeting, the Independent Directors also receive detailed performance information for the Fund at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant. The Independent Directors then noted that they were supportive of the Adviser’s efforts to increase distributions to stockholders in the future.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund

The Independent Directors considered the profitability of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Fund is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Fund. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Fund. The Independent Directors acknowledged that the Fund’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Fund’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group and believed such comparisons to be acceptable to the Fund. The Adviser’s successful handling of the past market downturn and related leverage challenges was also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the anticipated asset levels of the Fund, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Fund.

Based on the review of the Board of Directors of the Fund, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors(1)

Position(s)
	Held with Fund,		Other Directorships Held by
Name,	Term of	Principal Occupations	Director/Officer During
(Year Born)	Office/Time of Service	During Past Five Years	Past Five Years

Anne K. Costin (born 1950)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since inception.	Professor at the Amsterdam Institute of Finance. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	• Kayne Anderson MLP Investment Company (“KYN”)

Steven C. Good (born 1942)	Director. 3-year term (until the 2012 Annual Meeting of Stockholders). Served since inception.	Senior partner at JH Cohn LLP (formerly Good Swartz Brown & Berns LLP), which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	• KYN • OSI Systems, Inc. (specialized electronic products)

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2011 Annual Meeting of Stockholders). Served since inception.	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor. Board member of Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002.
•   KYN

•   Teeccino Caffe Inc. (beverage manufacturer and distributor)

•   Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization that provides grants to film students)

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since March 2008.	Chief Executive Officer of the general partner of Penn Virginia Resource Partners, L.P. (PVR) and Penn Virginia GP Holdings, L.P. (PVG), and President of the general partner of PVG, each since March 2010. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.
•   KYN

•   Penn Virginia Corp. (oil and gas)

•   PVG (owns general partner of PVR)

•   PVR (coal and midstream MLP)

•   Niska Gas Storage Partners LLC (natural gas storage)

•   Gibson Energy ULC (midstream energy)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Director and Non-Director Officers

Position(s)
	Held with Fund,		Other Directorships Held by
Name,	Term of	Principal Occupations	Director/Officer During
(Year Born)	Office/Time of Service	During Past Five Years	Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officers. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN; Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF’) since inception. (KYN inception in 2004; KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.
•   KYN

•   KED

•   KMF

•   Range Resources Corporation (oil and gas)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•   ProPetro Services, Inc. (oilfield services)

•   K-Sea Transportation Partners LP (shipping MLP)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since December 2005.	Chief Financial Officer and Treasurer of KYN since December 2005; of KED since September 2006 and of KMF since November 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004; of KED since 2006 and of KMF since November 2010.	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2005 and of KED since 2006. Executive Vice President of KYN and KED since June 2008, and of KMF since November 2010.	None

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN and KED since June 2008, and of KMF since November 2010.	• ProPetro Services, Inc. • (oilfield services) • Petris Technology, Inc. (data management for energy companies) • K-Sea Transportation Partners LP (shipping MLP)

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds was formerly an affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) by virtue of his employment relationship with KAFA, investment adviser of the Fund.

Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Fund’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL CERTIFICATION
(UNAUDITED)

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common stock in the open market

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS
(UNAUDITED)

On June 15, 2010, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 10, 2010 (the “Record Date”), the Fund had 34,179,311 outstanding shares of common stock and 3,600,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 35,965,506 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Anne K. Costin and William H. Shea, Jr. as Class III directors, each to serve for a term of three years until the Fund’s 2013 annual meeting of stockholders and until his or her successor is duly elected and qualified.

a.	The election of Ms. Costin required the affirmative vote of the holders of a majority of shares of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 34,990,966 shares were cast in favor, and 974,540 shares withheld authority in the election of Ms. Costin.

b.	The election of Mr. Shea required the affirmative vote of the holders of a majority of shares of the Fund’s mandatory redeemable preferred stock outstanding as of the Record Date. On this matter, 3,400,000 shares were cast in favor, and no shares withheld authority in the election of Mr. Shea.

As a result of the vote on this matter, Anne K. Costin and William H. Shea, Jr. were each elected to serve as directors of the Fund for a 3-year term.

Gerald I. Isenberg continued as a director, and his term expires on the date of the 2011 annual meeting of stockholders. Steven C. Good and Kevin S. McCarthy continued as directors, and their terms expire on the date of the 2012 annual meeting of stockholders.

(ii)	The ratification of the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2010.

The approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of determining whether the majority of the votes entitled to be cast by the common and preferred stockholders voting together as a single class has ratified PricewaterhouseCoopers LLP, each common share and each preferred share is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 34,104,683 shares were cast in favor, 198,613 shares were cast against, 1,662,210 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal has been approved.

(iii)	The approval of a proposal to authorize the Fund to sell shares of its common stock at a net price less than net asset value per share, so long as the gross price (before underwriting fees and offering expenses) is above net asset value per share, effective for a period expiring on the date of the Fund’s 2011 annual meeting of stockholders. Approval of this proposal required both of the following:

a.	The affirmative vote of a majority of all common stockholders of record as of the Record Date. For the purpose of determining whether a majority of the common stockholders of record approved this proposal, abstentions and broker non-votes, if any, will have the effect of a vote against this proposal. With respect to this requirement, 8 holders of common stock voted in favor, 1 holder of common stock voted against, no holders of common stock abstained, and there were no broker non-votes out of 30 total common stock holders.

b.	The affirmative vote of a majority of the votes cast by the holders of common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purpose of determining whether a majority of votes cast approved this proposal, abstentions and broker non-votes, if any, will have no effect on the outcome. With respect to this requirement, 9,711,510 shares were cast in favor, 1,358,162 shares were cast against, 359,763 shares abstained, and 24,536,071 shares were broker non-votes.

As a result of the vote on this matter, the proposal was not approved.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea, Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	350 Jericho Turnpike, Suite 206
Houston, TX 77002	Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.
(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2010, and (b) fiscal year ended November 30, 2009.

	2010	2009
Audit Fees	$175,500	$174,000
Audit-Related Fees	—	—
Tax Fees	146,000	161,000
All Other Fees	—	—

Total	$321,500	$335,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2010 was $146,000, and $161,000 for the fiscal year ended November 30, 2009. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Steven C. Good (Chair), Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.
Item 6. Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2010, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Development Company (“KED”) since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (collectively with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KED since September 2006, Vice President of KYN from June 2004 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYN since

June 2008 and of KED since July 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $2 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	3	$3,728	—	N/A	—	N/A
J.C. Frey	3	$3,728	—	N/A	2	$82
(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2010. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	—	N/A	1	$149	—	N/A
J.C. Frey	—	N/A	13	$2,039	2	$44
(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2010:
Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.

(a)(4) As of November 30, 2010, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:
Kevin S. McCarthy: $500,001-$1,000,000
J.C. Frey: $500,001-$1,000,000
Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.
(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
Date: February 4, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 4, 2011	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: February 4, 2011	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.